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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 9, 2004, except as to Note 14 which is as of April 30, 2004, relating to the financial statements and financial statement schedule which appears in Blue Nile Inc.'s Registration Statement on Form S-1.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Seattle, Washington
May 20, 2004